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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 8, 2003


                          Commission File Number 1-6560


                            THE FAIRCHILD CORPORATION
             (Exact name of Registrant as specified in its charter)

                Delaware                                   34-0728587
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       Incorporation or organization)

                45025 Aviation Drive, Suite 400, Dulles, VA 20166
                    (Address of principal executive offices)

                                 (703) 478-5800 (Registrant's telephone number,
              including area code)







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Item 4. Changes in Registrant's Certifying Accountant.

     The Fairchild Corporation has received notice that, shortly after the filing of Fairchild's Form 10-Q for the period ended March 30, 2003, Ernst & Young LLP intends to resign as the independent auditors of the company, giving the company time to identify and select replacement auditors of its choosing. Fairchild has been informed by Ernst & Young that the reasons for its action are not related to any disagreements between Fairchild and Ernst & Young LLP on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

     Fairchild has far smaller operations since the sale of its fastener business in December 3, 2002. Fairchild is in the process of engaging new independent accountants, and has had discussions with several firms.


Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 16 - Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                    For THE FAIRCHILD CORPORATION (Registrant) and as its Chief Financial Officer:

                                    By:  /s/ JOHN L. FLYNN
                                         -----------------
                                             John L. Flynn
                                             Chief Financial Officer, Treasurer
                                             and Senior Vice President, Tax


Date:    May 9, 2003